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                         Exhibit II to Amendment No. 2

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                         (AMENDMENT NO.               )*
                                        -------------



                         GROUP TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                                (Name of Issuer)

                          Common Stock, no par value
--------------------------------------------------------------------------------
                        (Title of Class of Securities)


                                   399448109
                        ------------------------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                             Page 14 of 21 pages

CUSIP No.    399448109               13G              Page   2   of   8   Pages
         ---------------------                              ---     -----


-------------------------------------------------------------------------------------------------------------------------------
 1      NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                 B.A.T Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
 2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                               (a) [ ]

                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
 3      SEC USE ONLY


-------------------------------------------------------------------------------------------------------------------------------
 4      CITIZENSHIP OR PLACE OF ORGANIZATION

                 England

-------------------------------------------------------------------------------------------------------------------------------
                           5  SOLE VOTING POWER

                                   -0-

                   ------------------------------------------------------------------------------------------------------------
  NUMBER OF                 6  SHARED VOTING POWER
   SHARES
 BENEFICIALLY                      1,020,000
  OWNED BY
   EACH           -------------------------------------------------------------------------------------------------------------
  REPORTING                7  SOLE DISPOSITIVE POWER
   PERSON
    WITH                           -0-

                  -------------------------------------------------------------------------------------------------------------
                           8  SHARED DISPOSITIVE POWER

                                   1,020,000

-------------------------------------------------------------------------------------------------------------------------------
 9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 1,020,000

-------------------------------------------------------------------------------------------------------------------------------
 10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                               [ ]

                 N.A.

-------------------------------------------------------------------------------------------------------------------------------
 11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                 6.50%

-------------------------------------------------------------------------------------------------------------------------------
 12     TYPE OF REPORTING PERSON*

                 HC

-------------------------------------------------------------------------------------------------------------------------------



                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                             Page 15 of 21 pages

CUSIP No.    399448109               13G               Page   3   of   8   Pages
         ---------------------                               ---     -----


-------------------------------------------------------------------------------------------------------------------------------
 1      NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                 Farmers Group, Inc.

-------------------------------------------------------------------------------------------------------------------------------
 2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                               (a) [ ]

                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
 3      SEC USE ONLY


-------------------------------------------------------------------------------------------------------------------------------
 4      CITIZENSHIP OR PLACE OF ORGANIZATION

                 Nevada

-------------------------------------------------------------------------------------------------------------------------------
                           5  SOLE VOTING POWER

                                   -0-
                   ------------------------------------------------------------------------------------------------------------
                            6  SHARED VOTING POWER
  NUMBER OF
   SHARES                          1,020,000
 BENEFICIALLY     -------------------------------------------------------------------------------------------------------------
  OWNED BY                 7  SOLE DISPOSITIVE POWER
   EACH
 REPORTING                             -0-
  PERSON          -------------------------------------------------------------------------------------------------------------
   WITH                    8  SHARED DISPOSITIVE POWER

                                   1,020,000
-------------------------------------------------------------------------------------------------------------------------------
 9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                 1,020,000


-------------------------------------------------------------------------------------------------------------------------------
 10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                               [ ]

                 N.A.

-------------------------------------------------------------------------------------------------------------------------------
 11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                 6.50%

-------------------------------------------------------------------------------------------------------------------------------
 12     TYPE OF REPORTING PERSON*

                 IC
-------------------------------------------------------------------------------------------------------------------------------


                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                             Page 16 of 21 pages

Item 1(a).       Name of Issuer:
---------

                 GROUP TECHNOLOGIES CORPORATION

Item 1(b).       Address of Issuer's Principal Executive Office:
---------

                 10901 Malcolm McKinley Drive
                 Tampa, Florida  33612-6455

Item 2(a).       Name of Person Filing:
---------

                 B.A.T Industries p.l.c., an English corporation ("B.A.T"), and Farmers Group, Inc. ("Farmers"), a Nevada
                 corporation; Farmers is the beneficial owner of the Issuer's securities identified in Item 2(d) below through various subsidiaries of Farmers, by insurance exchanges for which Farmers acts as attorney-in-fact or by benefit plans for employees of Farmers and its subsidiaries for which Farmers has investment discretion.  No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made; and B.A.T may be deemed to be the indirect beneficial owner of such securities by indirectly owning 100% of the issued and outstanding shares of Farmers through B.A.T's wholly-owned subsidiary, South Western Nominees Limited.  The filing of this statement by B.A.T shall not be construed as an admission that B.A.T is, for the purposes of Section 13(d)
                 or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

Item 2(b)        Address of Principal Business Office or, if none, Residence:
---------

                 B.A.T Industries p.l.c.
                 Windsor House
                 50 Victoria Street
                 London SW1H ONL
                 England

                 Farmers Group, Inc.
                 4680 Wilshire Boulevard
                 Los Angeles, California  90010
                 USA





                             Page 17 of 21 pages

Item 2(c).       Citizenship:
---------

                 B.A.T Industries p.l.c. - England
                 Farmers Group, Inc.     - Nevada

Item 2(d).       Title of Class of Securities:
---------

                 Common stock, no par value

Item 2(e).       CUSIP Number:  399448109
---------

Item 3.          This statement is filed pursuant to Rule 13d-1(b) by B.A.T, a Parent Holding Company, in accordance with Section
------           240.13d-1(b)(ii)(G), and by Farmers Group, Inc., an Insurance Company incorporated under the laws of Nevada.


Item 4.          Ownership:
------

                  (a)     Amount Beneficially Owned:

                                  1,020,000

                          The shares being reported were acquired by various subsidiaries of Farmers Group, Inc. by insurance exchanges for which Farmers Group Inc. acts as attorney-in-fact or by benefit plans for employees of
                          Farmers Group Inc. and its subsidiaries for which Farmers Group Inc. has investment discretion.  No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

                  (b)     Percent of Class:

                                  6.50%

                  (c)     Number of shares as to which person has:

                          (i)     sole voting power:                - 0 -
                          (ii)    shared voting power:              1,020,000
                          (iii)   sole disposition power:           - 0 -
                          (iv)    shared disposition power:         1,020,000





                             Page 18 of 21 pages

Item 5.           Ownership of Five Percent or Less of a Class:
------

                  Not Applicable.

Item 6.           Ownership of More than Five Percent on Behalf of Another Person:
------

                  Not Applicable.

Item 7.           Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent
------            Holding Company:


                  Not Applicable.

Item 8.           Identification and Classification of Members of the Group:
------

                  Not Applicable.

Item 9.           Notice of Dissolution of the Group:
------

                  Not Applicable.

Item 10.          Certification:
-------

                  By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.





                             Page 19 of 21 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                    B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995              By:  /s/ Anthony Robert Holliman
                                       -------------------------------------
                                       Name:  Anthony Robert Holliman
                                       Title:  Assistant Corporate Secretary





                             Page 20 of 21 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                    FARMERS GROUP, INC.


Dated February 9, 1995              By:  /s/ Maryann Seltzer
                                       ----------------------------------------
                                       Name:  Maryann Seltzer
                                       Title:  Corporate Secretary





                             Page 21 of 21 pages